THRIVENT MUTUAL FUNDS

Form N-SAR for
Fiscal Period Ended 10-31-07


INDEX TO EXHIBITS




EXHIBIT NO.    ITEM

1.             Report on internal control by Independent Public Accountants.
               (Item 77.B.)

2.             Transactions effected pursuant to Rule 10f-3.  (Item 77.O.)